                                                                    EXHIBIT 10.2

                                                                ML DRAFT 6/16/97


                                     FORM OF

                             CIRCE BIOMEDICAL, INC.

             1997 OUTSIDE DIRECTOR AND CONSULTANT STOCK OPTION PLAN



1.       DEFINITIONS.

         Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this 1997 Outside Director and Consultant Stock Option Plan, have the following meanings:

                  ADMINISTRATOR means the Board, unless it has delegated power (either complete and total power or selective power) to act on its behalf to the Committee, in which case the Administrator means the Committee.

                  AFFILIATE means a corporation which, for purposes of Section 424 of the Code, is a direct or indirect parent or subsidiary of the Company.

                  BOARD means the Board of Directors of the Company.

                  CODE means the United States Internal Revenue Code of 1986, as amended.

                  COMMITTEE means the committee of the Board to which the Board has delegated power (either complete and total power or selective power) to act under or pursuant to the provisions of this Plan.

                  COMMON STOCK means shares of the Company's Class A Common Stock, $.001 par value per share.

                  COMPANY means Circe Biomedical, Inc., a Delaware corporation.

                  CONSULTANT means any advisor to the Company, including, but not limited to, any member of the Company's Scientific Advisory Board, who is not also serving as an employee or officer of the Company or of an Affiliate or as a member of the Board, designated by the Administrator to be eligible to be granted one or more Options under this Plan.

                  DIRECTOR means a member of the Board who is not also serving as an employee of the Company or of an Affiliate, designated by the Administrator to be eligible to be granted one or more Options under this Plan.

                  DISABILITY or DISABLED means permanent and total disability as defined in Section 22(e)(3) of the Code.

                  FAIR MARKET VALUE of a Share of Common Stock means:

                                    (1) the closing sales price of a share of
                           Common Stock in Nasdaq National Market transactions on the day prior to the applicable date, as reported in The Wall Street Journal or another newspaper of general circulation, or, if no sales of shares of Common Stock were reported for such day, for the next preceding day for which such sales were so reported, or

                                    (2) such value as the Administrator, in good
                           faith, shall determine in accordance with any other reasonable method.

                  IPO DATE means the date on which the initial underwritten public offering of the Common Stock is consummated.

                  OPTION means an option to purchase Common Stock which is not intended to qualify as an incentive stock option under Section 422 of the Code.

                  OPTION AGREEMENT means an agreement between the Company and a Participant delivered pursuant to this Plan, in such form as the Administrator shall approve.

                  PARTICIPANT means a Director or Consultant to whom one or more Options are granted under this Plan. As used herein, "Participant" shall also include (i) the Participant's Survivors and (ii) any permitted transferee of one or more Options from such Participant, in each case where the context requires.

                  PARTICIPANT'S SURVIVORS means a deceased Participant's legal representatives and/or any person or persons who acquire the Participant's rights to an Option by will or by the laws of descent and distribution.

                  PLAN means this 1997 Outside Director and Consultant Stock Option Plan.

                  PLAN YEAR means the period beginning on the day of an annual meeting of the Company's stockholders, and ending on the day immediately prior to the succeeding annual meeting of the Company's stockholders.

                  SCIENTIFIC ADVISORY BOARD means the Scientific Advisory Board of the Company.

                  SHARES means shares of the Common Stock as to which Options have been or may be granted under this Plan or any shares of capital stock into which the Shares are converted or changed or for which they are exchanged pursuant to the provisions of Paragraph 3 of this Plan. The Shares issued upon exercise of Options granted under this Plan may be authorized and unissued shares or shares held by the Company in its treasury, or a combination of the two.

                  1933 ACT means the Securities Act of 1933, as now in force or hereafter amended.


2.       PURPOSES OF THIS PLAN.

         This Plan is intended to encourage ownership of Shares by Directors and Consultants in order to attract such people, to induce them to work for the benefit of the Company or a subsidiary of the Company and to provide additional incentive for them to promote the success of the Company or a subsidiary of the Company.


3.       SHARES SUBJECT TO THIS PLAN.

         The number of Shares which may be issued from time to time pursuant to this Plan shall be 125,000, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 16 of this Plan.

         If an Option is terminated or canceled for any reason, in whole or in part, any Shares that were subject to such Option, but that were not issued pursuant to the exercise of such Option, shall be available for the granting of other Options under this Plan. Any Option shall be treated as outstanding, and therefore not terminated or canceled, until such Option is exercised in full, or terminates or expires under the provisions of this Plan, or by agreement of the parties to the pertinent Option Agreement.


4.       ADMINISTRATION OF THIS PLAN.

         Subject to the provisions of this Plan, the Administrator is authorized to:

         a. interpret the provisions of this Plan or of any Option or Option Agreement and to make all rules and determinations which it deems necessary or advisable for the administration of this Plan;

         b.       determine which Directors and Consultants shall be granted
                  Options;

         c. determine the number of Shares for which an Option or Options shall be granted, provided, however, that in no event shall Options to purchase more than [ ] Shares be granted to any Participant in any fiscal year; and

         d. specify the terms and conditions upon which an Option or Options may be granted.

Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of this Plan or any Option granted under this Plan shall be final, unless otherwise determined by the Board, if the Administrator is the Committee.


5.       ELIGIBILITY FOR PARTICIPATION.

         The Administrator will, in its sole discretion, name the Participants in this Plan, provided, however, that each Participant must be a Director or a Consultant at the time an Option is granted. Notwithstanding any of the foregoing provisions, the Administrator may grant an Option to a person not then a Director or Consultant, provided, however, that such grant shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the delivery of the Option Agreement evidencing such Option and that such Option shall not be effective until such time. The grant of an Option to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Options.


6.       TERMS AND CONDITIONS OF OPTIONS.

         Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. Options may be granted subject to such conditions as the Administrator may deem appropriate including, without limitation, the subsequent approval of this Plan or any amendments thereto by the stockholders of the Company. Nevertheless, each Option shall be subject to at least the following terms and conditions:

         A. DIRECTOR FORMULA GRANTS: Each Director who is first elected to the Board effective on the IPO Date shall be granted an Option to purchase eight thousand (8,000) Shares. Each Director who is first elected to the Board effective after the IPO Date shall be granted an Option to purchase four thousand (4,000) Shares. Thereafter, each Director shall be granted an Option to purchase two thousand (2,000) Shares on the first business day of each Plan Year immediately following the date of such Director's election. If any Director should cease to be a Director and thereafter shall be re-elected to the Board, such Director shall be granted an Option to purchase two thousand (2,000) Shares on the first business day of each Plan Year immediately following the date of such Director's re-election. Each Option granted to a Director shall (i) have a purchase price equal to the Fair Market Value (per share) of the Shares on the date of grant of the Option, (ii) have a term of ten
                  (10) years, and (iii) become fully exercisable one (1) year following the date of grant of the Option. Any Director entitled to receive an Option grant under this Subparagraph may elect to decline the Option.

         B. CONSULTANT FORMULA GRANTS: Each Consultant who is first appointed a Consultant effective on the IPO Date shall be granted an Option to purchase five thousand (5,000) Shares. Each Consultant who is first appointed a Consultant effective after the IPO Date shall be granted an Option to purchase two thousand five hundred (2,500) Shares. Thereafter, each Consultant shall be granted an Option to purchase one thousand (1,000) Shares on the first business day of each Plan Year immediately following the date of such Consultant's appointment. If any Consultant should cease to be a Consultant and thereafter shall be re-appointed as a Consultant, such Consultant shall be granted an Option to purchase one thousand (1,000) Shares on the first business day of each Plan Year immediately following the date of such Consultant's re-appointment. Each Option granted to a Consultant shall (i) have an purchase price equal to the Fair Market Value (per share) of the Shares on the date of grant of the Option, (ii) have a term of ten (10) years, and (iii) become fully exercisable one (1) year following the date of grant of the Option. Any Consultant entitled to receive an Option grant under this Subparagraph may elect to decline the Option.

         C. NON-FORMULA GRANTS: Each Option not intended by the Administrator to be a Formula Grant, as described in Subparagraphs 6A and 6B above, shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

                  a. Each Option Agreement shall state the purchase price (per share) of the Shares covered by each Option, which purchase price shall be determined by the Administrator but shall not be less than the par value per share of the Common Stock.

                  b. Each Option Agreement shall state the number of Shares to which it pertains.

                  c. Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option becomes exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events.

                  d. The exercise of any Option may be conditioned upon the Participant's execution of a share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other stockholders, including requirements that:

                           i. the Participant's or the Participant's Survivors' right to sell or transfer the Shares may be restricted; and

                           ii. the Participant or the Participant's Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.


7.       EXERCISE OF OPTIONS AND ISSUANCE OF SHARES.

         An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal executive office address, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other conditions set forth in the Option Agreement. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by Paragraph 14, if applicable, or the Option Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash purchase price of the Option, determined in good faith by the Administrator; provided, however, that no shares of Common Stock delivered in payment of the purchase price may be "immature shares," as determined in accordance with generally accepted accounting principles in effect at the time, (c) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator or (d) at the discretion of the Administrator, by any combination of (a), (b) and (c) above.

         The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant's Survivors, as the case may be). In determining what constitutes "reasonably promptly," it is expressly understood that the delivery of the Shares may be delayed by the Company in order to comply with any law or regulation which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be evidenced by an appropriate certificate or certificates for fully paid, non-assessable Shares.

         The Administrator shall have the right to accelerate the date of exercise of any installment of any Option, and may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by this Plan and (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant's Survivors, but only if the amendment is adverse to the Participant or to the Participant's Survivors, as the case may be.


8.       RIGHTS AS A STOCKHOLDER.

         No Participant to whom an Option has been granted shall have rights as a stockholder with respect to any Shares covered by such Option, except after due exercise of the Option and tender of the full purchase price for the Shares being purchased pursuant to such exercise and registration of the Shares in the Company's share register in the name of the Participant.


9.       ASSIGNABILITY AND TRANSFERABILITY OF OPTIONS.

         By its terms, an Option granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as otherwise determined by the Administrator and set forth in the applicable Option Agreement. The designation of a beneficiary of an Option by a Participant shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, an Option shall be exercisable, during the Participant's lifetime, only by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Option or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon an Option, shall be null and void.


10.      EFFECT OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE," DISABILITY OR
         DEATH.

         Except as otherwise provided in the pertinent Option Agreement, in the event of a termination of service (whether as a Director or Consultant) with the Company or an Affiliate before the Participant has exercised all Options, the following rules apply:

         a. A Participant who ceases to be a Director or Consultant (for any reason other than termination "for cause," Disability, or death, for which events there are special rules in Paragraphs 11, 12, and 13, respectively) may exercise any Option granted to him or her, to the extent that the Option is exercisable on the date of such termination of service, within six (6) months after the date of the Participant's termination of director status or consultancy, but in no event after the date of expiration of the Option.

         b. The provisions of this Paragraph, and not the provisions of Paragraph 12 or 13, shall apply to a Participant who becomes Disabled or dies after the termination of director status or consultancy, provided, however, if a Participant becomes Disabled or dies within six (6) months after the termination of director status or consultancy, the Participant or the Participant's Survivors may exercise the Option within one (1) year after the date of the Participant's termination of director status or consultancy, but in no event after the date of expiration of the Option.

         c. A Participant to whom an Option has been granted under this Plan whose service to the Company or an Affiliate has been suspended because of temporary disability (any disability other than a Disability), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise determine in its sole discretion.

         d. Except as required by law or as set forth in the pertinent Option Agreement, Options granted under this Plan shall not be affected by any change of a Participant's status within or among the Company and any Affiliates, so long as the Participant continues to be a Director or Consultant.


11.      EFFECT OF TERMINATION OF SERVICE "FOR CAUSE".


         The following rules apply if the Participant's service (whether as a Director or Consultant) with the Company or an Affiliate is terminated "for cause" prior to the time that all of his or her outstanding Options have been exercised:

         a. All outstanding and unexercised Options as of the time the Participant is notified that his or her service is terminated "for cause" will immediately be forfeited.

         b. For purposes of this Plan, "cause" shall include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of "cause" will be conclusive on the Participant and the Company.

         c. "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause," then the right to exercise any Option is forfeited.

         d. Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to such Participant.

12.      EFFECT OF TERMINATION OF SERVICE FOR DISABILITY.

         Except as otherwise provided in the pertinent Option Agreement, a Participant who ceases to be a Director or Consultant by reason of Disability may exercise any Option granted to such Participant to the extent exercisable but not exercised on the date of Disability. In the event of such a Disability, such Option shall immediately become fully exercisable.

         A Disabled Participant may exercise such rights only within a period of not more than one (1) year after the date that the Participant became Disabled (but in no event after the date of expiration of the Option), notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled and had continued to be a Director or Consultant.

         The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence. If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.


13.      EFFECT OF DEATH WHILE A DIRECTOR OR CONSULTANT.

         Except as otherwise provided in the pertinent Option Agreement, in the event of the death of a Participant while the Participant is a Director or Consultant, such Option may be exercised by the Participant's Survivors to the extent exercisable but not exercised on the date of death. In the event of such a death, such Option shall immediately become fully exercisable.

         If the Participant's Survivors wish to exercise the Option, they must exercise the Option within one (1) year after the date of death of such Participant (but in no event after the date of expiration of the Option), notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be a Director or Consultant.


14.      PURCHASE FOR INVESTMENT.

         Unless the offering and sale of the Shares to be issued upon the particular exercise of an Option are registered pursuant to an effective registration statement under the 1933 Act, the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

         a. The person(s) who exercise(s) such Option shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

                           "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws."

         b. At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder.


15.      DISSOLUTION OR LIQUIDATION OF THE COMPANY.

         Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant's Survivors have not otherwise terminated and expired, the Participant or the Participant's Survivors will have the right immediately prior to such dissolution or liquidation to exercise any Option to the extent that the Option is exercisable as of the date immediately prior to such dissolution or liquidation.


16.      ADJUSTMENTS.

         Upon the occurrence of any of the following events, a Participant's rights with respect to any Option granted to him or her hereunder which has not previously been exercised in full shall be adjusted as hereinafter provided, unless otherwise specifically provided in the pertinent Option Agreement:

         A. STOCK DIVIDENDS AND STOCK SPLITS. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a dividend on its outstanding Common Stock, or (ii) additional, new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise of such Option may be appropriately increased or decreased proportionately, and appropriate adjustments may be made in the purchase price per share to reflect such events. The number of Shares subject to Options to be granted to Directors and Consultants pursuant to Subparagraphs 6A and 6B, respectively, shall also be proportionately adjusted upon the occurrence of such events.

         B. CONSOLIDATIONS OR MERGERS. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Administrator or the Board of any entity assuming the obligations of the Company hereunder (the "Successor Board") shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the shares subject to such Options (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) over the purchase price thereof.

         C. RECAPITALIZATION OR REORGANIZATION. In the event of a recapitalization or reorganization of the Company (other than a transaction described in Subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant, upon exercising an Option, shall be entitled to receive for the purchase price paid upon such exercise the securities which would have been received if such Option had been exercised prior to such recapitalization or reorganization.


17.      ISSUANCES OF SECURITIES.

         Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to Options. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company.


18.      FRACTIONAL SHARES.

         No Options to purchase fractional Shares shall be issued under this Plan, and the person exercising an Option shall receive from the Company cash in lieu of such fractional Shares equal to the Fair Market Value thereof on the date of exercise.


19.      WITHHOLDING.

         In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act ("F.I.C.A.") withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant's salary or wages, the Company may withhold from the Participant's compensation, if any, or may require that the

Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company's Common Stock, is authorized by the Administrator (and permitted by law). For purposes hereof, the Fair Market Value of the shares withheld for purposes of payroll withholding shall be determined as of the most recent practicable date prior to the date of exercise. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant's payment of such additional withholding.


20.      TERMINATION OF THIS PLAN.

         This Plan will terminate on [INSERT A DATE WHICH IS 10 YEARS AFTER THE DATE OF THIS PLAN'S ADOPTION] the date which is ten (10) years from the EARLIER of the date of its adoption and the date of its approval by the stockholders of the Company. This Plan may be terminated at an earlier date by vote of the stockholders of the Company; provided, however, that any such earlier termination shall not affect any Option Agreements executed prior to the effective date of such termination.


21.      AMENDMENT OF THIS PLAN AND AGREEMENTS.

         This Plan may be amended by the stockholders of the Company. This Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify the Shares issuable upon exercise of any outstanding Options granted, or Options to be granted, under this Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires stockholder approval shall be subject to obtaining such stockholder approval. Any modification or amendment of this Plan shall not, without the consent of a Participant, adversely affect his or her rights under an Option previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Option Agreements in a manner which may be adverse to the Participant but which is not inconsistent with this Plan. In the discretion of the Administrator, outstanding Option Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

22.      STATUS; RELATIONSHIP.

         Nothing in this Plan or any Option Agreement shall be deemed to (i) prevent the Company or an Affiliate from terminating the director status or consultancy of a Participant, (ii) prevent a Participant from terminating his or her own director status or consultancy, or (iii) give any Participant a right to be retained in employment, directorship, consultancy or other service by the Company or any Affiliate for any period of time.


23.      GOVERNING LAW.

         This Plan shall be construed and enforced in accordance with the law of the State of Delaware, applied without giving effect to any conflicts-of-law principles.